F U N D   P R O F I L E
FIDELITY CASH
RESERVES
Fidelity Cash Reserves is a money market fund whose goal is to seek high current income while maintaining a stable share price.
JANUARY 19, 1996

(registered trademark)
The Fund Profile contains key information about the fund.
More details appear in the fund's accompanying Prospectus.
FIDELITY CASH RESERVES
ESSENTIAL QUESTIONS EVERY INVESTOR SHOULD ASK
1. WHAT IS THE FUND'S GOAL?
Fidelity Cash Reserves is a money market fund whose goal is to seek high current income while maintaining a stable share price.
2. WHAT IS THE FUND'S INVESTMENT STRATEGY?
The fund invests in high-quality, short-term money market securities of all types. The fund follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality, U.S. dollar-denominated securities of domestic and foreign issuers that its investment manager believes present minimal credit risks and will observe maturity restrictions on securities it buys. When you sell your shares, they should be worth the same amount as when you bought them.
3. WHAT ARE THE SIGNIFICANT RISKS?
In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change. Investments in the fund are neither insured nor guaranteed by the U.S. government.
4. IS THE FUND APPROPRIATE FOR ME?
The fund may be appropriate for investors who would like to earn current income while preserving the value of their investment. The fund is managed to keep its share price stable at $1.00. The rate of income will vary from day to day, generally reflecting changes in short-term interest rates. The fund by itself is not a balanced investment plan.
5. WHAT ARE THE FUND'S EXPENSES?
Shareholder transaction expenses are charges you pay when you buy, sell or hold shares of a fund.
Maximum sales charge on purchases and reinvested      None
distributions

Deferred sales charge on redemptions                  None

Exchange fee                                          None

Wire redemption fee                                   $5.00

Annual account maintenance fee (for accounts under    $12.0
$2,500)                                               0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts. The following are projections based on historical expenses and are calculated as a percentage of average net assets.
Management fee          .25%

12b-1 fee               None

Other expenses          .30%

TOTAL FUND OPERATING    .55%
EXPENSES

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year   After 3 years   After 5 years   After 10
                                               years

$6             $18             $31             $69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
6. HOW HAS THE FUND PERFORMED?

Calendar Years    1986    1987    1988    1989    1990    1991    1992    1993    1994    1995

                  6.53%   6.41%   7.26%   8.95%   7.81%   6.00%   3.75%   2.94%   3.96%   5.66%



Row: 1, Col: 1, Value: 6.53
Row: 2, Col: 1, Value: 6.41
Row: 3, Col: 1, Value: 7.26
Row: 4, Col: 1, Value: 8.950000000000001
Row: 5, Col: 1, Value: 7.81
Row: 6, Col: 1, Value: 6.0
Row: 7, Col: 1, Value: 3.75
Row: 8, Col: 1, Value: 2.94
Row: 9, Col: 1, Value: 3.96
Row: 10, Col: 1, Value: 5.659999999999999
Annual Total
Returns
Percentage (%)
Total returns are based on past results and are not an indication of future performance. The fund's 7-day yield as of December 31, 1995 was 5.25%. Please call 1-800-544-8888 for current yield information.
7. WHO IS THE FUND'S INVESTMENT MANAGER?
Fidelity Management & Research Company (FMR) is the fund's investment manager. FMR Texas Inc., a subsidiary of FMR, acts as a sub-adviser to FMR, and selects investments for the fund.
8. HOW DO I BUY SHARES?
Complete the enclosed application or call 1-800-544-7777 to open your account by exchange or bank wire. The minimum initial investment is $2,500. The minimum additional investment is $250.
9. HOW DO I SELL SHARES?
You may redeem all or a portion of your shares on any business day by written request, telephone or wire transfer.
10. HOW ARE DISTRIBUTIONS MADE?
The fund distributes substantially all of its net investment income and capital gains (if any) each year. Income distributions are declared daily and paid monthly. Distributions are reinvested automatically in additional shares unless you elect another option.
11. WHAT SERVICES ARE AVAILABLE?
Fidelity provides a wide variety of services including 24-hour telephone service providing information and assistance, periodic statements and reports, regular investment plans, checkwriting, and free exchanges among Fidelity funds. Fidelity reserves the right to modify or withdraw the exchange privilege.

82 Devonshire Street, Boston, Massachusetts 02109
CAS-prpro-196